GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (this "Agreement" or "Guaranty"), made and entered into as of the 6th day of August, 2003, is by CAVALIER HOMES, INC., a Delaware corporation, QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation, CIS FINANCIAL SERVICES, INC., an Alabama corporation, BRC COMPONENTS, INC., a Delaware corporation, and THE HOME PLACE, LLC, an Alabama limited liability company (individually, a "Guarantor" and collectively, the "Guarantors"), in favor of FIRST COMMERCIAL BANK, an Alabama banking corporation (the "Lender").

                                R E C I T A L S:

         Cavalier Properties, Inc., a Delaware corporation, Cavalier Home Builders, LLC, a Delaware limited liability company, Cavalier Real Estate Co., Inc., a Delaware corporation, Quality Housing Supply, LLC, a Delaware limited liability company and Ridge Pointe Manufacturing, LLC, an Alabama limited liability company (collectively, the "Borrower"), are indebted to Lender for money loaned in the principal amount of up to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Loan"), which Lender has advanced or has agreed to advance to Borrower pursuant to the terms of that certain Real Estate Note payable by the Borrower to the order of Lender in said principal amount (the "Note;" all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note). As a condition to the making of the Loan by Lender, Lender has required that the Guarantors guarantee the Obligations, as defined in the Note, upon the terms and conditions, and subject to the limitations, set forth herein. Guarantors acknowledge that they have received true and correct copies of the Loan Documents, and have had full and fair opportunity to review the same with independent legal counsel of their choosing. Guarantors further acknowledge that they have determined that the making of the Loan to Borrower will be of direct and substantial benefit to each of them. Accordingly, the Guarantors have agreed to enter into this Guaranty Agreement as an inducement to the making of the Loan by Lender.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, as an inducement to Lender to make the Loan to Borrower, and as security for the full and indefeasible payment and performance by Borrower of the Obligations, including all renewals and extensions thereof, the Guarantors hereby covenant, agree, represent and warrant as follows:

         1. Guaranty of Obligations. The Guarantors hereby jointly, severally and unconditionally guarantee to Lender the due, regular and punctual payment and performance of the Obligations, including, without limitation, any sum or sums of money which Borrower now owes Lender or from time to time hereafter shall owe Lender in connection with the Loan, whether evidenced by notes or other instruments, or by open account or otherwise, and whether representing an original balance, a balance reduced by part payment, a deficiency after sale of collateral, an extension or renewal of an original debt, or otherwise. The Guarantors hereby further guarantee the due, regular and punctual payment and prompt performance of any other debts or obligations of any kind or character of the Borrower to Lender arising out of the Loan, as set forth in the Note and the other Loan Documents.

         2. Payment Upon Default. Upon the occurrence of any Event of Default under the Note, the Guarantors unconditionally promise to pay to Lender such amounts as are necessary to cure the default, or, at the option of Lender, the entire indebtedness owed Lender by Borrower at the time of default. The Guarantors agree that Lender, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against the Borrower before asserting any claim or cause of action against any Guarantor under this Agreement. Furthermore, the Guarantors agree that Lender shall not be required to pursue or foreclose on any collateral that it may receive from the Borrower, any Guarantor or others as security for any Obligations before making a claim or asserting a cause of action against any Guarantor under this Agreement.

         3. Subordination and Waiver of Subrogation. Until such time as the Obligations have been fully and indefeasibly discharged, each of the Guarantors hereby (a) waives all rights or remedies of subrogation, reimbursement, exoneration, contribution, participation, or indemnification against the Borrower, and all other claims against the Borrower, arising out of any payment of the Obligations made by such Guarantor on Borrower's behalf, including payments made pursuant to any claim or demand by Lender hereunder, and (b) waives all rights in any collateral heretofore, now, or hereafter given to such Guarantor by Borrower to the extent the same may in any way impair or delay Lender's ability to exercise its rights pursuant to this Agreement, and (c) waives any and all rights of contribution or indemnification which such Guarantor may have against any other guarantor of the Obligations (including any other Guarantor hereunder), or against any other party, arising out of any payment of the Obligations made by such Guarantor. The Guarantors further hereby subordinate to the full, irrevocable and indefeasible payment and performance of the Obligations any and all indebtedness or other obligations owing by Borrower to any Guarantor; provided that prior to the occurrence of an Event of Default under the Loan Documents, the Guarantors shall be entitled to collect and receive payments from Borrower with respect to any such indebtedness or obligations owing to the Guarantors, so long as such payments are made by Borrower in the ordinary course of business.

         4. Permitted Modifications. Without notice to the Guarantors, without the consent of the Guarantors, and without affecting or limiting the Guarantors' liability hereunder, Lender may (i) grant the Borrower extensions of time for payment of the Obligations or any part thereof, (ii) renew any of the Obligations, (iii) grant the Borrower extensions of time for the performance of agreements or other indulgences, (iv) at any time release any or all of the collateral held by the Lender as security for the Obligations, (v) at any time release any other guarantors from their guarantees of any of the Obligations,
(vi) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of the Borrower under the Loan Documents, and (vii) modify or amend any obligation, covenant or agreement of the Borrower set forth in any one or more of the Loan Documents.

         5. Representations and Warranties. In order to induce Lender to make the Loan to Borrower, each of the Guarantors represents and warrants to Lender, on behalf of itself, that (i) such Guarantor has full power and authority to guarantee the Loan, to execute, deliver and perform this Guaranty, and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary action under the organizational documents of such Guarantor, and (ii) this Guaranty constitutes a valid and legally binding obligation of such Guarantor, enforceable in accordance with its terms, and does not violate, conflict with, or constitute any default under any law, government regulation, decree, judgment, or any other agreement or instrument binding upon such Guarantor.

         6. Notices. All notices provided for herein, in other Loan Documents, or required by applicable law in any matter relating to the Loan, shall be given in accordance with the terms of the Loan Agreement.

         7. No Waiver. The failure at any time or times hereafter to require strict performance by any Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by any Guarantor and delivered to Lender shall not waive, affect or diminish any right of Lender hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by any Guarantor and delivered to Lender shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees, but only by an instrument in writing, signed by an officer of Lender, and directed to such Guarantor specifying such waiver.

         8. Jurisdiction and Venue. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Alabama. The Lender's principal place of business is located in Jefferson County, Alabama, and the Guarantors agree that this guaranty has been made and delivered to Lender, and shall be held by Lender, at such principal place of business. By execution and delivery of this Agreement, the Guarantors expressly and irrevocably assent and submit to the personal jurisdiction of the state and federal courts presiding in and over Jefferson County, Alabama, in any legal action or proceeding under, arising out of, or in any manner relating to the Loan or this Agreement, and acknowledge that the negotiation, execution and delivery of this Agreement constitute sufficient contact with the State of Alabama for purposes of independently conferring such jurisdiction. The Guarantors further agree that the exclusive venue of any such legal action or proceeding arising out of or in any manner relating to the Loan or this Agreement shall be in the state and/or federal courts presiding in and over Jefferson County, Alabama, unless the Lender shall, at its sole option, elect to bring or permit the maintenance of any such action in another venue, and the Guarantors hereby waive any and all rights under any state or federal law to object to such venue on grounds of forum non conveniens or otherwise.

         9. Costs and Expenses. If, at any time or times hereafter, Lender employs legal counsel to provide reasonably necessary representation to Lender with respect to this Agreement, including, without limitation, to enforce the terms hereof or to commence, defend, intervene in, or take any other necessary action with respect to any suit or proceeding relating to this Agreement or to the status of any Guarantor, then in any such event, all of the reasonable attorneys' fees arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Guarantors payable on demand.

         10. Continuing Guaranty. This Agreement may not be terminated by the Guarantors until such time as all Obligations, including any renewals or extensions thereof, have been paid in full and such payments of the Obligations have become final and are not subject to being refunded as a preference or fraudulent transfer under Bankruptcy Code or other applicable law, at which time this Agreement shall expire and no longer be of effect.

         11. Waiver of Jury Trial. THE GUARANTORS, AND BY ACCEPTANCE HEREOF THE LENDER, HEREBY MUTUALLY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OBLIGATIONS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE GUARANTORS AND THE LENDER FURTHER AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         12. Miscellaneous.

         (a) This Agreement shall be binding upon, and inure to the benefit of, the Guarantors, the Lender and their respective heirs, legal representatives, successors and assigns.

         (b) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, between the Guarantors and the Lender with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts bearing the original signatures of one or more of the parties hereto, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

         (c) The failure of Lender to perfect any portion of its security interest, or to maintain perfection of its security interest, in the collateral as set forth in the Loan Documents or any other collateral now or hereafter securing all or any part of the Obligations, shall not release the Guarantors from their liabilities and obligations hereunder.

         (d) Notice of acceptance of this guaranty and of any default by the Borrower is hereby waived by the Guarantors. Presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by Lender from the Borrower or any Guarantor are hereby waived.

         (e) This guaranty shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting the Borrower or any Guarantor, or any of the assets belonging to one or more of them, nor shall this guaranty be affected, modified or impaired by the invalidity of the Loan Documents or any other document executed by the Borrower or any Guarantor in connection with the Loan.

         (f) In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.









              [No further text this page; Signature page follows.]

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty Agreement to be properly executed and delivered as of the day and year first above written.

                             GUARANTORS:

                             CAVALIER HOMES, INC., a Delaware corporation


                             By:          /s/ Michael R. Murphy
                             Print Name:      Michael R. Murphy
                             Title:           Vice President

                             QUALITY CERTIFIED INSURANCE SERVICES, INC., an Alabama corporation


                             By:         /s/ June M. Martin
                             Print Name:     June M. Martin
                             Title:          Secretary

                             CIS FINANCIAL SERVICES, INC., an Alabama corporation


                             By:         /s/ June M. Martin
                             Print Name:     June M. Martin
                             Title:          Secretary

                             BRC COMPONENTS, INC., a Delaware corporation


                             By:         /s/ Michael R. Murphy
                             Print Name:     Michael R. Murphy
                             Title:          Secretary

                             THE HOME PLACE, LLC, an Alabama limited liability company


                             By:         /s/ Michael R. Murphy
                             Print Name:     Michael R. Murphy
                             Title:          Vice President